Exhibit 99.1

FOR IMMEDIATE RELEASE	CONTACT:
Colleen McCormick, Investor Relations 617.779.7892 colleen.mccormick@amicas.com
AMICAS REPORTS FINANCIAL RESULTS
FOR THE SECOND QUARTER ENDED JUNE 30, 2009
Record bookings and revenue; acquisition integration activities proceeding ahead of plan
Boston, MA, August 5, 2009 /PRNewswire/ — AMICAS, Inc. (NASDAQ: AMCS), a leader in image and information management solutions, today reported unaudited financial results for the second quarter ended June 30, 2009.
Q2 Financial Highlights
Revenue: Total revenue for the second quarter of 2009 was $23.5 million, compared to $13.6 million for the second quarter of 2008. The Company reported non-GAAP revenue of approximately $27.5 million, which included $4.0 million in revenue that was not recognized under GAAP due to purchase accounting treatment related to the Company’s acquisition of Emageon Inc.
Operating Income/Loss: Operating loss for the second quarter of 2009 was $6.6 million, compared to an operating loss of $0.6 million for the second quarter of 2008. Non-GAAP operating income for the second quarter of 2009 was $1.3 million.
Adjusted EBITDA: The Company’s adjusted EBITDA for the second quarter of 2009 was $3.6 million, compared to an adjusted EBITDA of $0.4 million for the second quarter of 2008.
Net Income/Loss: The Company’s net loss for the second quarter of 2009 was $6.6 million, or $(0.19) per share, compared to a net loss of $97,000, or $(0.00) per share, for the second quarter of 2008. The Company’s non-GAAP net income for the second quarter of 2009 was $1.4 million, or $0.04 per share.
Cash and Cash Flow: AMICAS ended the second quarter of 2009 with a cash, cash equivalents, and marketable securities balance of $34.6 million and working capital of $21.9 million. AMICAS used $1.2 million of cash from operations in the second quarter of 2009, and generated $0.5 million of cash from operations in the first half of 2009.
Stock Repurchase: In the fourth quarter of 2008, the Board of Directors directed the Company to initiate a $5.0 million stock repurchase plan. The Company did not repurchase any shares during the second quarter of 2009. Under this plan, the Company has repurchased approximately 281,000 shares of our common stock for approximately $426,000.
Business Perspective
“We are very pleased with our performance in the second quarter of 2009. We demonstrated excellent progress on a number of important fronts — including record bookings and revenue, accelerated progress on our business integration, continued focus on customer success, while at the same time pursuing strategic growth opportunities,” said Stephen Kahane MD, president, chief executive officer, and chairman of AMICAS. “Our recent acquisition enables AMICAS to scale and to execute both as a top-flight IT solution provider and as a standalone, independent public company. We believe that this combination clearly establishes AMICAS as the number one independent vendor in this space and, according to Millennium Research Group, the number three player overall.”
Dr. Kahane also said, “We continue to maintain focus on our core markets — including serving the end-to-end needs of radiology groups and outpatient imaging businesses, addressing departmental workflow needs for image-intensive specialties in hospitals and IDNs, as well as delivering vendor-neutral, large scale imaging infrastructure solutions that support healthcare system EMR installations.”
Dr. Kahane went on to say, “In parallel, we are committed to capitalizing on a number of industry sub-segments that we believe provide excellent prospects for growth. We believe that AMICAS’ growth will be improved by trends in the market for teleradiology, solutions for image-enabling the EMR, and a growing trend in replacement opportunities where customers value interoperability, modern technology, and opportunities for high returns on investment.”

Looking Forward
Second Half of 2009: The Company is establishing guidance for the second half of fiscal year 2009 as follows:
•	Non-GAAP revenue for the second half of 2009 is expected to be approximately $56.0 million. For 2009, revenue is expected to be approximately $94.8 million.
•	Adjusted EBITDA for the second half of 2009 is expected to be approximately $8.5 million. For 2009, adjusted EBITDA is expected to be approximately $12.3 million.
Fiscal Year 2010: In addition to the guidance on the second half of fiscal year 2009, the Company now expects 2010 to come in at the upper-end of the previously provided guidance. That is, the Company is increasing the low-end of previous fiscal 2010 guidance and reaffirming the top-end of the fiscal 2010 guidance.
•	Fiscal year 2010 revenue (GAAP) is expected to be $115 to $120 million.
•	Fiscal year 2010 adjusted EBITDA is expected to be $17.9 to $20.7 million.
A reconciliation of the Company’s financial results determined in accordance with U.S. Generally Accepted Accounting Principles (GAAP) to certain non-GAAP financial measures has been provided in the financial statement tables included in this press release. An explanation of these measures is also included below under the heading “Explanation of Non-GAAP Financial Measures.”
Conference Call
AMICAS will host a conference call on Thursday, August 6, at 8:30 a.m. Eastern Time to discuss the Company’s 2009 second fiscal quarter results. Investors and other interested parties may dial in to the call using the toll free number 800.895.0198 (Conference ID: 7AMICAS). The conference call will also be available via Webcast at www.amicas.com. Following the conclusion of the call, a replay will be available at 800.688.7339 or 402.220.1347 until September 6, 2009.
AMICAS® is a registered trademark and service mark of AMICAS, Inc.
About AMICAS, Inc.
AMICAS, Inc. (www.amicas.com) is a leading independent provider of imaging IT solutions. AMICAS offers the industry’s most comprehensive suite of image and information management solutions — from radiology PACS to cardiology PACS, from radiology information systems to cardiovascular information systems, from revenue cycle management solutions to enterprise content management tools designed to power the imaging component of the electronic medical record (EMR). AMICAS provides a complete, end-to-end solution for radiology practices, imaging centers, and ambulatory care facilities. Hospitals and integrated delivery networks are provided with a comprehensive image management solution for cardiology and radiology that supports EMR strategies to enhance clinical, operational, and administrative functions.
Safe Harbor Statement
Except for the historical information herein, the matters discussed in this release include forward-looking statements. In particular, the forward-looking statements contained in this release include statements about our anticipated financial and operating results for the remainder of fiscal year 2009 and for fiscal year 2010. When used in this press release, the words: “believes,” “expects,” “estimates,” “guidance,” and similar expressions are intended to identify forward-looking statements. Such forward-looking statements are subject to a number of risks, assumptions, and uncertainties that could cause actual results to differ materially, which include, but are not limited to, the following: a significant portion of the Company’s quarterly sales are concluded in the last month of the fiscal quarter; the length of sales and delivery cycles; the deferral and/or realization of deferred software license and system revenues according to contract terms; the timing, cost, and success or failure of current and new product and service introductions and product upgrade releases; potential patent infringement claims against AMICAS and the related defense costs; the ability of AMICAS to comply with all government laws, rules, and regulations; and other risks affecting AMICAS’ businesses generally and as set forth in AMICAS’ most recent filings with the Securities and Exchange Commission, including the section entitled “Risk Factors” of our most recent annual report on Form 10-K, and subsequent quarterly reports on Form 10-Q. All forward-looking statements in this release are qualified by these cautionary statements and are made only as of the date of this release. AMICAS is under no obligation (and expressly disclaims any such obligation) to update or alter its forward-looking statements whether as a result of new information, future events, or otherwise. The financial statements and information as of, and for the period ended, June 30, 2009, contained in this press release are subject to review by the Company’s independent registered public accounting firm.

Explanation of Non-GAAP financial measures
Management believes that in order to properly understand the Company’s short-term and long-term financial trends, investors may wish to consider the impact of certain non-cash or non-recurring items, when used as a supplement to financial performance measures prepared in accordance with GAAP. These items result from facts and circumstances that vary in frequency and/or impact on continuing operations. In addition, management uses results of operations before such items to evaluate the operational performance of the Company and as a basis for strategic planning and operational management. Investors should consider these non-GAAP measures in addition to, and not as a substitute for, financial performance measures prepared in accordance with GAAP. In addition to the description provided below, reconciliations of GAAP to non-GAAP results are provided in the financial statement tables included in this press release.
In this press release, the Company defines “non-GAAP revenue” as total revenue before the purchase accounting impact to revenue, arising as a result of the Company’s acquisition of Emageon Inc.
The Company defines “non-GAAP operating income/loss” as net income (loss) before income taxes and interest, restructuring, acquisition-related transition and integration costs, and includes revenue and cost of revenue related to acquisitions that would otherwise be recognized but for the accounting treatment related to the Company’s acquisition of Emageon Inc.
The Company defines “non-GAAP net income/loss” as net income (loss) before restructuring, acquisition-related transition and integration costs, and includes revenue and cost of revenue related to acquisitions that would otherwise be recognized but for the accounting treatment related to the Company’s acquisition of Emageon Inc.
The Company defines “adjusted EBITDA” as non-GAAP operating income/loss before depreciation, amortization, and stock-based compensation expense.
These non-GAAP financial measures, as the Company defines them, may not be similar to non-GAAP measures used by other companies.
Management believes that non-GAAP revenue, non-GAAP operating income/loss, non-GAAP net income/loss and adjusted EBITDA provide useful information to investors in evaluating the overall performance of the Company’s business operations and believes that these performance measures provide investors with additional tools for evaluating the Company’s performance that are the same as management uses in its own evaluation of the Company’s performance, as well as a baseline for assessing the future earnings potential of the Company. While GAAP results are more complete, the Company offers investors these supplemental metrics since, with reconciliations to GAAP, they may provide greater insight into the Company’s financial results. Management does not intend the presentation of these non-GAAP financial measures to be considered in isolation or as a substitute for results prepared in accordance with GAAP. These non-GAAP financial measures should be read only in conjunction with the Company’s consolidated financial statements prepared in accordance with GAAP.

CONDENSED CONSOLIDATED BALANCE SHEETS
(Unaudited)
(in thousands, except share data)

	June 30,	December 31,
	2009	2008
Assets
Current assets:
Cash and cash equivalents	$4,881	$7,366
Marketable securities	29,765	47,627
Accounts receivable, net of allowances of $519 and $158, respectively	20,443	10,224
Inventories, net	1,935	2,261
Prepaid expenses and other current assets	6,719	2,261

Total current assets	63,743	67,478

Property and equipment, less accumulated depreciation and amortization of $8,512 and $7,495, respectively	9,576	965
Goodwill	1,192	—
Acquired/developed software, less accumulated amortization of $11,516 and $10,195, respectively	9,484	5,805
Other intangible assets, less accumulated amortization of $848 and $2,144, respectively	6,052	1,256
Other assets	3,529	1,594

Total assets	$93,576	$77,098

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable and accrued expenses	$7,856	$4,156
Accrued employee compensation and benefits	4,205	1,611
Leases payable, current portion	27	—

Deferred revenue	29,798	14,657

Total current liabilities	41,886	20,424

Deferred revenue, long term portion	1,523	—
Other long term liabilities	295	—
Unrecognized tax benefits	1,433	1,379

Commitments and contingencies

Stockholders’ equity:
Preferred stock $.001 par value; 2,000,000 shares authorized; none issued	—	—
Common stock $.001 par value, 200,000,000 shares authorized, 51,645,692 and 51,473,965 issued, respectively	52	51
Additional paid-in capital	232,021	230,905
Accumulated other comprehensive income	21	100
Accumulated deficit	(136,302)	(128,549)
Treasury stock, at cost, 16,357,854 and 16,270,088 shares, respectively	(47,353)	(47,212)
Total stockholders’ equity	48,439	55,295

Total liabilities and stockholders’ equity	$93,576	$77,098

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(Unaudited)
(in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Revenues
Maintenance and services	$19,317	$10,552	$29,280	$20,305
Software licenses and system sales	4,176	3,023	5,485	6,058

Total revenues	$23,493	$13,575	$34,765	$26,363

Costs and expenses
Cost of revenues:
Maintenance and services	$9,190	$4,748	$13,615	$9,073
Software licenses and system sales	3,016	1,159	3,505	2,881
Amortization of software	750	571	1,321	1,061

Total cost of revenues	12,956	6,478	18,441	13,015

Gross profit	10,537	7,097	16,324	13,348
Selling, general and administrative	7,742	5,369	12,280	10,455
Research and development	4,669	2,223	6,898	4,446
Acquisition-related and integration costs	1,096	—	1,645	—
Restructuring costs	3,473	—	3,473
Amortization of intangibles	172	107	204	213

Total operating expenses	17,152	7,699	24,500	15,114

Operating loss	(6,615)	(602)	(8,176)	(1,766)
Interest income	104	572	550	1,361
Other income	6	—	6	—
Loss on sale of investments	—	—	—	(31)

Loss before provision for income taxes	(6,505)	(30)	(7,620)	(436)
Provision for income taxes	80	67	133	128

Net loss	$(6,585)	$(97)	$(7,753)	$(564)

Loss per share
Basic:	$(0.19)	$(0.00)	$(0.22)	$(0.01)

Diluted:	$(0.19)	$(0.00)	$(0.22)	$(0.01)

Weighted average number of shares outstanding
Basic	35,222	40,740	35,208	42,188
Diluted	35,222	40,740	35,208	42,188

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Unaudited)
(in thousands)

	Six Months Ended
	June 30,
	2009	2008
Operating activities
Net loss	$(7,753)	$(564)
Adjustments to reconcile net loss to cash provided by operating activities:
Depreciation and amortization	1,221	552
Provisions for (recoveries from) bad debts	9	110
Loss on disposal of fixed assets	634	6
Amortization of software	1,321	1,060
Non-cash stock compensation expense	938	618
Changes in operating assets and liabilities, net of affect of acquisition:
Accounts receivable	1,652	(1,607)
Inventories, prepaid expenses, and other	(210)	904
Accounts payable, accrued expenses, and accrued employee compensation and benefits	(4,122)	(630)
Deferred revenue including unearned discount	6,493	778
Other long term liabilities	295	—
Unrecognized tax benefits	55	50

Cash provided by operating activities	533	1,277

Investing activities
Business acquisition, net of cash acquired	(20,698)	—
Purchases of property and equipment	(138)	(492)
Purchases of held-to-maturity securities	(49,742)	(189,410)
Maturities of held-to-maturity securities	62,236	175,642
Purchases of available-for-sale securities	(40,829)	(5,597)
Sales of available-for-sale securities	46,116	37,919

Cash (used in) provided by investing activities	(3,055)	18,062

Financing activities
Repurchases of common stock	(141)	(21,703)
Exercise of stock options	178	181

Cash provided by (used in) financing activities	37	(21,522)

Increase (decrease) in cash and cash equivalents	(2,485)	(2,183)
Cash and cash equivalents at beginning of period	7,366	8,536

Cash and cash equivalents at end of period	$4,881	$6,353

Supplemental disclosure of cash paid during the period for:
Income taxes, net of refunds	$—	$115
Non-cash investing activities:
Unrealized gain (loss) on available-for-sale securities	$79	$11

SUPPLEMENTAL FINANCIAL INFORMATION
GAAP TO NON-GAAP RECONCILIATIONS
(Unaudited)
(in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Total revenue	$23,493	$13,575	$34,765	$26,363
Acquisition-related revenue adjustments:
Maintenance and services	1,934	—	1,934	—
Software licenses and system sales	2,073	—	2,073	—

Total non-GAAP revenue	27,500	13,575	38,772	26,363

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Net loss	$(6,585)	$(97)	$(7,753)	$(564)
Provision for income taxes	80	67	133	128
Interest income	(104)	(572)	(550)	(1,361)
Other income	(6)	—	(6)	—
Loss on sale of investments	—	—	—	31
Acquisition-related and integration costs	1,096	—	1,645	—
Restructuring costs	3,473	—	3,473
Acquisition-related revenue adjustments:
Maintenance and services	1,934	—	1,934	—
Software licenses and system sales	2,073	—	2,073	—
Acquisition-related cost of revenue adjustments	(611)	—	(611)	—

Non-GAAP operating income/(loss)	1,350	(602)	338	(1,766)

Non-cash stock compensation expense	481	185	938	618
Depreciation	862	170	1,016	338
Amortization	922	678	1,525	1,274

Adjusted EBITDA	3,615	431	3,817	464

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Net loss	$(6,585)	$(97)	$(7,753)	$(564)
Acquisition-related and integration costs	1,096	—	1,645	—
Restructuring costs	3,473	—	3,473
Acquisition-related revenue adjustments:
Maintenance and services	1,934	—	1,934	—
Software licenses and system sales	2,073	—	2,073	—
Acquisition-related cost of revenue adjustments	(611)	—	(611)	—

Non-GAAP net income (loss)	$1,380	($97)	$761	($564)

Non-GAAP net income (loss) per share
Basic:	$0.04	$(0.00)	$0.02	$(0.01)

Diluted:	$0.04	$(0.00)	$0.02	$(0.01)

Weighted average number of shares outstanding
Basic	35,222	40,740	35,208	42,188
Diluted	35,222	40,740	35,208	42,188

SUPPLEMENTAL FINANCIAL INFORMATION
GAAP TO NON-GAAP RECONCILIATIONS
Guidance: Second Half 2009 (“H2 2009”)
(Unaudited)
(in thousands)

	6 months ended June	H2 2009	FY 2009
	30, 2009	Guidance	Guidance
Total revenue	$34,765	$52,700	$87,465
Acquisition-related revenue adjustments	4,007	3,300	7,307

Total Non-GAAP revenue	38,772	56,000	94,772

	6 months ended June	H2 2009	FY 2009
	30, 2009	Guidance	Guidance
Net income (loss)	$(7,753)	$200	(7,553)
Provision for income taxes	133	150	283
Interest and other income	(556)	(250)	(806)
Restructuring, acquisition-related, and integration costs	4,007	1,000	7,307
Acquisition-related revenue adjustments	(611)	3,300	(1,111)
Acquisition-related cost of revenue adjustments	5,118	(500)	6,118

Non-GAAP operating income	338	3,900	4,238

Non-cash stock compensation expense	938	1,000	1,938
Depreciation and amortization	2,541	3,600	6,141

Adjusted EBITDA	3,817	8,500	12,317

Guidance: Fiscal year 2010 (“2010”)
(Unaudited)
(in thousands)

	FY 2010
	Low	High
Total revenue	$115,000	$120,000

	FY 2010
	Low	High
Net income	$8,500	$11,200
Provision for income taxes	450	550
Interest income	(750)	(750)

Non-GAAP operating income	8,200	11,000

Non-cash stock compensation expense	2,400	2,400
Depreciation and amortization	7,300	7,300

Adjusted EBITDA	17,900	20,700